Exhibit 99.2


                                    FORM OF

                                 SUPPLEMENT TO

                        CONSENT SOLICITATION STATEMENT

                            HEALTHSOUTH CORPORATION

                 Solicits Consents and Waivers Relating to its
  $[________] Aggregate Principal Amount of [_____]% Senior Notes due [____]
                             (CUSIP No. [______])


         This Supplement (the "Supplement") of HEALTHSOUTH Corporation ("HEALTHSOUTH", "we" or "us") supplements and amends our Consent Solicitation Statement dated March 16, 2004, as previously amended (the "Consent Solicitation Statement") and related Consent Forms (the "Consent Form") pursuant to which we are soliciting (the "Consent Solicitation") consents ("Consents") of Holders (as defined below) as of the Record Date (as defined below) of the $[________] outstanding aggregate principal amount of our [________]% Senior Notes due [________] (the "Notes") to proposed amendments (the "Proposed Amendments") to certain provisions of the Indenture dated as of [________] (the "Indenture"), between HEALTHSOUTH, as issuer, and [________], as trustee (the "Trustee").

         The term "Record Date" means 5:00 p.m., New York City time, on March 15, 2004, and the term "Holder" means (1) each person shown on the records of the registrar for the Notes as a holder on the Record Date or (2) any other person who has been authorized by proxy or in any other manner acceptable to HEALTHSOUTH to vote the applicable Notes on behalf of such Holder.

         In this Supplement, we are supplementing and amending the Consent Solicitation to:

         o extend the Expiration Date until 11:59 p.m., New York City Time, on May 20, 2004 (the "Expiration Date"), unless further extended by us; and

         o eliminate the Condition to this Consent Solicitation that we receive valid and unrevoked consents from a majority in aggregate principal amount of holders of our [________]% Senior Notes due [________] which would make this Consent Solicitation independent of each of the consent solicitations for our other issues of Senior Notes and Senior Subordinated Notes.

         Except as set forth herein, no other terms of the Consent Solicitation have been amended or supplemented and remain as set forth in the Consent Solicitation Statement. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Consent Solicitation Statement.

         As used herein, the term "Conditions" shall mean the Conditions as amended in this Supplement. In the event that the Conditions described in the Consent Solicitation Statement are satisfied or waived, including the receipt of the Requisite Consents (i.e., consent of Holders of a majority in outstanding principal amount of Notes), we will pay to Holders who deliver valid and unrevoked Consents prior to the Expiration Date the Consent Fee. Holders of Notes for which no Consent is delivered will not receive a Consent Fee, even though the Proposed Amendments and Waivers, if approved, will bind all Holders and their transferees.

         Each Holder who Consents to the Proposed Amendments will also be waiving with respect to the Notes all alleged and potential defaults under the Indenture relating to events occurring on or prior to the effectiveness of the Proposed Amendments and any and all rights to cause the principal of, and accrued interest on, the Notes to become immediately due and payable as a result of such alleged and potential defaults (the "Waivers"). Except where the context otherwise requires, references in this Supplement to Consents to the Proposed Amendments will also include Consents to the Waivers.

         Holders who have previously delivered properly executed Consent Forms to the Information Agent may revoke such Consents at anytime prior to the date on which the Trustee under the Indenture receives evidence that the Requisite Consents have been obtained in accordance with the terms of the Indenture (the "Consent Date").

         Regardless of the outcome of the Consent Solicitation, the Notes will continue to be outstanding and will continue to bear interest as provided in the Indenture. The changes included in the Proposed Amendments will not alter our obligation to pay the principal of or interest on the Notes or alter the stated interest rate, maturity date or redemption provisions of the Notes.

         PRIOR TO DELIVERING ANY CONSENT, YOU ARE ENCOURAGED TO READ AND CONSIDER CAREFULLY THIS SUPPLEMENT IN CONJUNCTION WITH THE CONSENT SOLICITATION STATEMENT AND THE CONSENT FORMS PREVIOUSLY DISTRIBUTED TO YOU.

-------------------------------------------------------------------------------
   WE HAVE NOT FILED ANY QUARTERLY OR ANNUAL REPORT WITH THE SEC FOR PERIODS
      AFTER SEPTEMBER 30, 2002, AND WE HAVE CAUTIONED THAT THE FINANCIAL INFORMATION CONTAINED IN PREVIOUSLY FILED REPORTS SHOULD NOT BE RELIED UPON.
   ACCORDINGLY, NO FINANCIAL STATEMENTS ARE AVAILABLE FOR ANY PRIOR PERIOD,
           AND YOU SHOULD NOT RELY ON OUR FINANCIAL STATEMENTS AND
                    REPORTS PREVIOUSLY FILED WITH THE SEC.
-------------------------------------------------------------------------------


            The Solicitation Agent for the Consent Solicitation is:

                          Credit Suisse First Boston

         See "Risk Factors" beginning on page [__] of the Consent Solicitation Statement for a discussion of some of the risks you should consider before you consent to the Proposed Amendments and Waivers.

                 The date of this Supplement is May 14, 2004.

                   MODIFICATION TO THE CONSENT SOLICITATION

Expiration Date

         On April 29, 2004, we announced the extension of the Expiration Date to 11:59 p.m., New York City Time, on May 13, 2004. The Expiration Date of the Consent Solicitation is hereby further extended to 11:59 p.m., New York City Time, on May 20, 2004, unless further extended by us.

Revocation

         Consents may be revoked at any time prior to the Consent Date. All prior Consents that are not validly revoked prior to the Consent Date by the Holder granting such Consent in accordance with the procedures set forth in the Consent Solicitation Statement will be valid Consents.

Elimination of Condition to the Consent Solicitation

         Holders are urged to read the description of the Proposed Amendments included in the Consent Solicitation Statement dated March 16, 2004, as previously amended. The Proposed Amendments and Waivers constitute a single proposal and a consenting Holder must Consent to the Proposed Amendments and Waivers as an entirety and may not consent selectively with respect to certain of the Proposed Amendments or Waivers.

         In addition to the Consent Solicitation, we are concurrently soliciting consents of holders of our other issues of Senior Notes to proposed amendments to, and waivers under, the indentures governing such notes that are substantially similar to the Proposed Amendments and Waivers, to the extent applicable.

         As initially submitted to Holders, our obligation to accept valid and unrevoked Consents in respect of the Notes and to pay the Consent Fee in respect of such Consents was conditioned upon satisfaction, or waiver by HEALTHSOUTH, of the following conditions: (1) receipt of the Requisite Consents prior to the Expiration Date, (2) the execution by us and the Trustee of a Supplemental Indenture embodying the Proposed Amendments, (3) receipt prior to the Expiration Date of valid and unrevoked consents from holders of our [________]% Senior Notes due [________] representing not less than a majority in aggregate principal amount outstanding and (4) the absence of any law or regulations which would, and the absence of any injunction or action or other proceeding (pending or threatened) which (in the case of any action or proceeding if adversely determined) would, make unlawful or invalid or enjoin the implementation of the Proposed Amendments and Waivers or the payment of the Consent Fee or that would question the legality or validity thereof.

         We are hereby amending the terms of this Consent Solicitation to eliminate the Condition that we receive prior to the Expiration Date valid and unrevoked consents from holders of our [________]% Senior Notes due [________] representing not less than a majority in aggregate principal amount outstanding of such notes. Accordingly, the Proposed Amendments could become effective with respect to the Notes upon receipt of the Requisite Consents and execution by us and the Trustee of the Supplemental Indenture.

         In light of this amendment to the Consent Solicitation, the Supplemental Indenture embodying the Proposed Amendments will only apply to the Notes, even though our [________]% Senior Notes due [________] are also governed by the Indenture. Our [________]% Senior Notes due [________] would not be subject to the Proposed Amendments even though such notes are also governed by the Indenture, unless the conditions to the consent solicitation governing such notes are independently satisfied.

         This Consent Solicitation is now independent of each of the consent solicitations for any other issue of our outstanding notes, including our [________]% Senior Notes due [________]. Similarly, the consent solicitation for our [________]% Senior Notes due [________] is independent of this Consent Solicitation.

         A copy of the revised Form of Supplemental Indenture, marked to indicate changes from the Form of Supplemental Indenture attached to the Consent Solicitation Statement dated April 29, 2004, is attached hereto as Exhibit A.

         EXCEPT AS SPECIFICALLY SET FORTH HEREIN, NO OTHER TERMS OF THE CONSENT SOLICITATION HAVE BEEN SUPPLEMENTED OR AMENDED AND REMAIN AS SET FORTH IN THE CONSENT SOLICITATION STATEMENT. COPIES OF THE INDENTURE ARE AVAILABLE FROM THE INFORMATION AGENT UPON REQUEST.

                         CONSENT SOLICITATION MATTERS

         Holders who have previously delivered Consents in accordance with the procedures set forth in the Consent Solicitation Statement and who still wish to Consent with respect to their Notes in the Consent Solicitation, as modified and amended by the Supplement, do not need to take any further action.

         WE ARE NOT DELIVERING A SUPPLEMENTAL CONSENT FORM TO HOLDERS. HOLDERS MAY CONTINUE TO USE EITHER THE CONSENT FORM DELIVERED TO HOLDERS WITH THE CONSENT SOLICITATION STATEMENT DATED MARCH 16, 2004 OR THE CONSENT FORM DELIVERED TO HOLDERS WITH THE SUPPLEMENT DATED APRIL 29, 2004. Holders who wish to Consent must deliver their properly completed and executed Consent Form to the Information Agent at the address set forth on the back cover page of this Supplement, the Consent Solicitation Statement and in the Consent Form in accordance with the instructions set forth in the Consent Solicitation Statement and the Consent Form.

         CONSENTS SHOULD NOT BE DELIVERED TO HEALTHSOUTH, THE TRUSTEE OR THE SOLICITATION AGENT. HOWEVER, WE RESERVE THE RIGHT TO ACCEPT ANY CONSENT RECEIVED BY HEALTHSOUTH, THE TRUSTEE OR THE SOLICITATION AGENT.

         Subject to applicable laws, we reserve the right, in our sole discretion and regardless of whether any of the Conditions have been satisfied, at any time prior to the Expiration Date, to (1) extend the Expiration Date, (2) amend the terms of the Consent Solicitation or (3) modify the form or amount of the consideration to be paid pursuant to the Consent Solicitation. In addition, we reserve the right, in our sole discretion, to extend, amend or modify any or all of the consent solicitations for our Senior Notes in any manner we deem appropriate, including paying higher or lower consent fees than the Consent Fee proposed to be paid hereunder. If we make a material change to the terms of the Consent Solicitation, we will promptly disclose such change in a manner reasonably calculated to inform the Holders of such change and extend the Consent Solicitation for a period we deem to be adequate to permit Holders to deliver and/or revoke their Consents.

         You should direct any questions concerning the terms of the Consent Solicitation to the Solicitation Agent at the address or telephone number set forth on the back cover page hereof.

         You should direct any requests for assistance in completing and delivering Consent Forms or requests for additional copies of this Supplement, the Supplement dated April 29, 2004, the Consent Solicitation Statement, Consent Forms or other related documents to the Information Agent at the address or telephone number set forth on the back cover page hereof.

         In making a decision in connection with the Consent Solicitation, Holders must rely on their own examination of HEALTHSOUTH and the terms of the Consent Solicitation, including the merits and risks involved. Holders should not construe the contents of this Supplement or the Consent Solicitation Statement as providing any legal, business, financial or tax advice. Each Holder should consult with its own legal, business, financial and tax advisors with respect to any such matters concerning this Supplement or the Consent Solicitation Statement and the Consent Solicitation contemplated hereby and thereby.

                                                                     Exhibit A


                                    Form of

                            SUPPLEMENTAL INDENTURE

                (as to [________]% Senior Notes due [________])

         SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of [_____], 2004, among HealthSouth Corporation, a Delaware corporation (the "Company"), and [________], as trustee under the Indenture referred to below (the "Trustee").

                              W I T N E S S E T H

         WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (the "Indenture"), dated as of [________], providing for the issuance of an aggregate principal amount of $[________] million of [________]% Senior Notes due [________] (the "[________] Notes") and an
aggregate principal amount of $[________] million of [________]% Senior Notes due [________] (the "[________] Notes," and together with the [________]
Notes, the "Notes");

         WHEREAS, the Special Committee of the Board of Directors of the Company has determined that it is in the best interests of the Company to authorize and approve the amendments to the Indenture (the "Proposed Amendments") set forth in this Supplemental Indenture;

         WHEREAS, Section [____] of the Indenture provides that the Company and the Trustee may amend the Indenture [or the Notes, as to a single maturity or all of the Notes,] with the written consent of the Holders of a majority in principal amount of the then outstanding Notes to be affected thereby ("Requisite Consent");

         WHEREAS, this Supplemental Indenture and the Proposed Amendments contemplated herein shall only apply to the [________] Notes;

         WHEREAS, the Company has distributed Consent Solicitation Statements, dated March 16, 2004 (as supplemented and amended, the "Solicitation Statements"), and accompanying Consent Forms to the Holders of the [________] Notes in connection with the Proposed Amendments as described in the Solicitation Statements;

         WHEREAS, the Requisite Consent to the Proposed Amendments to the provisions of the Indenture have been received by the Company and the Trustee and all other conditions precedent, if any, provided for in the Indenture relating to the execution of this Supplemental Indenture have been complied with as of the date hereof; and

         WHEREAS, the execution and delivery of this Supplemental Indenture have been duly authorized by the Company and all conditions and requirements necessary to make this instrument a valid and binding agreement have been duly performed and complied with;

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the [________] Notes as follows:

         1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

         2. DEFINITIONS.

         (a) Section 1.01 of the Indenture solely as it relates to the [________] Notes is hereby amended to include the following new definitions:

         ""Digital Hospital" means the planned 219-bed acute care hospital located on Highway 280 in Birmingham, Alabama replacement for the HealthSouth Medical Center.

         "Digital Hospital Transaction" means any sale, joint venture, sale leaseback or other related financing transaction involving the Digital Hospital.

         "Fiscal Year" means the twelve month period ending on December 31.

         "Historical Reports" means the Annual Report(s) on Form 10-K containing audited financial statements required to be filed with the Commission for any Fiscal Year ended on or prior to December 31, 2003.

         "Report Date" means the date on which the Company shall deliver the Supplemental Report.

         "Senior Notes" means our 6.875% Senior Notes due 2005, 7.000% Senior Notes due 2008, 8.500% Senior Notes due 2008, 7.375% Senior Notes due 2006, 8.375% Senior Notes due 2011 and 7.625% Senior Notes due 2012.

         "Senior Subordinated Notes" means our 10.750% Senior Subordinated Notes due 2008.

         "Supplemental Report" means the Annual Report on Form 10-K for the Fiscal Year ending December 31, 2004, containing audited financial statements required to be filed with the Commission pursuant to the Exchange Act for the Fiscal Year ending on December 31, 2004."

         (b) Section 1.01 of the Indenture solely as it relates to the [________] Notes is hereby amended to replace the period at the end of the existing definition of "Attributable Indebtedness" with a semicolon and to insert thereafter the following new language:

                  "and provided further, that Attributable Indebtedness incurred in connection with the Digital Hospital Transaction shall be limited to Indebtedness incurred on a recourse basis by the Company or a Subsidiary of the Company (other than a Joint Venture formed for the purpose of owning, running, operating or managing the Digital Hospital) or Indebtedness with respect to which the Company or any such Subsidiary is otherwise liable on a recourse basis."

         (c) Section 1.01 of the Indenture solely as it relates to the [________] Notes is hereby amended to replace the period at the end of the existing definition of "Refinancing Indebtedness" with a semicolon and to insert thereafter the following new language:

                  "and provided further that: so long as (y) the Company designates such Indebtedness as Refinancing Indebtedness and (z) the net proceeds of such Refinancing Indebtedness are not used for any purpose other than refinancing existing indebtedness or a repayment of revolving Bank Debt, such Indebtedness shall constitute Refinancing Indebtedness notwithstanding that it is not immediately applied to the refunding, refinancing, repurchase or extension of other Indebtedness."

         (d) Section 1.01 of the Indenture solely as it relates to the [________] Notes is hereby amended to delete the "and" at the end of existing clause (iv) of the existing definition of "Permitted Investments", to replace the period at the end of the existing clause (v) with a semicolon and to insert thereafter the following new clause (vi):

                  "and (vi) any Investment arising from the transfer of assets made pursuant to the Digital Hospital Transaction."

         3. REPORTS. Section 4.02 of the Indenture solely as it relates to the [________] Notes is hereby amended by deleting the section in its entirety and replacing it with the following:

         "From and after the Report Date and for all periods ending on or after December 31, 2005, whether or not required by the rules and regulations of the Commission, so long as any Notes are outstanding, the Company shall file with the Commission, to the extent such filings are accepted by the Commission, and shall furnish (within 15 days after such filing) to the Trustee and to the Holders all quarterly and annual reports and other information, documents and reports that would be required to be filed with the Commission pursuant to Section 13 of the Exchange Act if the Company were required to file under such section. In addition to the foregoing, the Company shall file the Historical Reports with the Commission on or prior to June 30, 2005 and the Supplemental Report on or prior to December 31, 2005. The Company shall also furnish to the Trustee and to the Holders all other quarterly and annual reports and other information, documents and reports required to be filed with the Commission promptly after such reports and other information and documents are filed with the Commission. In addition, the Company shall make such information available to prospective purchasers of the Notes, securities analysts and broker-dealers who request it in writing. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates)."

         4. LIMITATION ON EXISTING INDEBTEDNESS AND SUBSIDIARY PREFERRED STOCK. Section 4.11(b) of the Indenture solely as it relates to the [________] Notes is hereby amended to delete the "and" at the end of existing clause (v) and to replace the existing clause (vi) with the following new clauses (vi) and (vii):

         "(vi) the Company may incur Indebtedness consisting of Bank Debt in an aggregate principal amount at any time outstanding not to exceed $750,000,000; and (vii) the Subsidiaries of the Company may incur Indebtedness, including all Refinancing Indebtedness incurred in exchange for, or the net proceeds of which are applied to refund, refinance or extend, any Indebtedness incurred pursuant to this clause (vii), in an aggregate principal amount at any time outstanding not to exceed $250,000,000, in addition to Existing Indebtedness and other Indebtedness permitted to be incurred by Subsidiaries of the Company pursuant to the foregoing clauses (ii) -
         (vi)."

         5. EVENTS OF DEFAULT.

         (a) Section 6.01(e) of the Indenture solely as it relates to the [________] Notes is hereby amended to insert the following new language immediately following the semicolon at the end of existing Section 6.01(e):

                  "provided however, that from and after the date upon which this Supplemental Indenture becomes effective in accordance with the terms of the Indenture, any such acceleration by holders of our Senior Notes or Senior Subordinated Notes shall not constitute an Event of Default under this Section 6.01(e) solely as it relates to the [________] Notes until (i) the trustee or the requisite number of registered holders of such indebtedness have made a demand for payment to the Company and (ii) the trustee or the requisite number of registered holders of such indebtedness have obtained a judgment from a court of competent jurisdiction ordering the Company to pay all amounts owing under such other series of our Senior Notes or Senior Subordinated Notes, as the case may be, that has effectively accelerated such indebtedness in accordance with the terms of the applicable indenture;"

         (b) Section 6.01 of the Indenture solely as it relates to the [________] Notes is hereby amended to delete the word "or" from the end of existing paragraph (f), to replace the period at the end of existing paragraph
(g) with a semi-colon and to include the following new paragraphs (h) and (i):

         "(h) the Company shall fail to file the Historical Reports with the Commission on or prior to June 30, 2005; or

         (i) the Report Date does not occur on or prior to December 31, 2005."

         6. GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

         7. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         8. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

         9. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Company. The Trustee accepts the trusts created by the Indenture, as amended and supplemented by this Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Indenture, as amended and supplemented by this Supplemental Indenture.

         10. RATIFICATION OF INDENTURE; SUPPLEMENTAL PART OF INDENTURE. Except as specifically amended and supplemented by this Supplemental Indenture, the Indenture shall remain in full force and effect and is hereby ratified and confirmed. This Supplemental Indenture shall form a part of the Indenture solely with respect to the [________] Notes for all purposes, and every holder of a [________] Note heretofore or hereafter authenticated and delivered shall be bound hereby. This Supplemental Indenture shall become effective as of the date hereof at such time as executed counterparts of this Supplemental Indenture have been delivered by each party hereto to the other party hereto; provided, however, that no provision of this Supplemental Indenture shall be effective or binding on the parties hereto unless (i) such provision complies with the Trust Indenture Act and (ii) Holders of the requisite principal amount of [________] Notes have provided consents (and not thereafter validly revoked such consent) to such provision on or prior to the date hereof.

         11. VALIDITY; ENFORCEABILITY. In case any provisions in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         12. THIRD-PARTY BENEFICIARY. Nothing in this Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto and their successors under the Indenture and the Holders of the [________] Notes, any benefit or any legal or equitable right, remedy or claim under the Indenture.



                           [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of [ ], 2004.


                                                HEALTHSOUTH CORPORATION


                                                By: ___________________________
                                                    Name:
                                                    Title:


                                                [________], AS TRUSTEE


                                                By: ___________________________
                                                    Name:
                                                    Title:

         Delivery of a Consent Form to an address other than the address listed below or transmission of instructions by facsimile other than as set forth below is not valid delivery of the Consent Form. However, we reserve the right to accept Consent Forms delivered by any reasonable means or in any form that reasonably evidences the giving of Consent. The Consent Form and any other required documents should be sent or delivered by each Holder or such Holder's broker, dealer, commercial bank, trust company or other nominee to the Information Agent at its address or facsimile number set forth below.

            The Information Agent for the Consent Solicitation is:

                          INNISFREE M&A INCORPORATED

    Delivery to Innisfree M&A Incorporated, the Information Agent for the
                            Consent Solicitation:

 By Regular or Certified Mail:         By Hand or by Overnight Mail or Courier:
  Innisfree M&A Incorporated                Innisfree M&A Incorporated
       P.O. Box 5143                      501 Madison Avenue, 20th Floor
   New York, NY 10150-5143                    New York, NY 10022

                                 By Facsimile
                    (Eligible Guarantor Institutions Only):
                                 212-750-5799

                   To Confirm Facsimile Receipt by Telephone
                    (Eligible Guarantor Institutions Only)
                                 212-750-5833

                               For Information:
                          Noteholders Call Toll-Free:
                                 888-750-5834
                        Banks and Brokers Call Collect:
                                 212-750-5833

         Questions and requests for assistance or for additional copies of the Supplement, the Consent Solicitation Statement and Consent Form may be directed to the Information Agent at its telephone numbers and locations listed above. All questions regarding the terms of the Consent Solicitation shall be directed to the Solicitation Agent at the telephone number and address set forth below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Consent Solicitation.

            The Solicitation Agent for the Consent Solicitation is:

                        CREDIT SUISSE FIRST BOSTON LLC

                               11 Madison Avenue
                              New York, NY 10010
                                U.S. Toll Free:
                                1-800-820-1653
                       Attn: Liability Management Group